BLACKROCK DEVELOPING CAPITAL MARKETS FUND, INC.

SUPPLEMENT DATED OCTOBER 5, 2007
TO THE STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 2, 2006

Effective October 1, 2007, the Statement of Additional Information of BlackRock Developing Capital Markets Fund, Inc. (the “Fund”) is amended as set forth below:

The section entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Manager” beginning on p. I-9 is revised as follows:

The first paragraph is deleted in its entirety and replaced with the following:

The Fund is managed by a team of investment professionals that consists of William Landers and Daniel Tubbs.

The table set forth below in the subsection entitled “Other Funds and Accounts Managed” beginning on page I-9 is deleted in its entirety and replaced with the following table:

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for which Advisory Fee Is Performance-Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
William Landers	1	5	2	0	0	0
	$542.2 million	$6.7 billion	$673.4 million	$0	$0	$0
Daniel Tubbs*	0	2	1	0	0	0
	$0	$41.2 million	$305.8 million	$0	$0	$0

* Mr. Tubbs became portfolio manager as of October 1, 2007.

The subsection entitled “Fund Ownership” beginning on page I-11 is deleted in its entirety and replaced with the following information:

Fund Ownership

The following table sets forth the dollar range of equity securities of the Fund beneficially owned by each portfolio manager as of June 30, 2007.

Portfolio Manager	Dollar Range
William Landers	None
Daniel Tubbs*	None

* Mr. Tubbs became portfolio manager as of October 1, 2007.

Code # 10894-1006SUP